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                                POWER OF ATTORNEY                     EXHIBIT 24

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of HARTMARX CORPORATION, a Delaware corporation, do hereby constitute and appoint GLENN R. MORGAN, TARAS R. PROCZKO and ANDREW A. ZAHR, or either of them, his true and lawful attorney-in-fact and agent, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned, as directors and officers of said corporation, the corporation's Annual Report on Form 10-K, and any and all subsequent amendments thereto, and to file the same or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and do hereby grant unto each said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or either of them might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney this 15th day of January, 2003.

       /s/ Elbert O. Hand                           /s/ Homi B. Patel
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           ELBERT O. HAND                              HOMI B. PATEL
       Chairman of the Board,                    President, Chief Executive
             Director                                Officer, Director


      /s/ Samaual A.T. Bakhsh                        /s/ Dipak C. Jain
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    SAMAUAL A.T. BAKHSH, Director                  DIPAK C. JAIN, Director


        /s/ Jeffrey A. Cole                         /s/ Charles  Marshall
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     JEFFREY A. COLE, Director                    CHARLES MARSHALL, Director


       /s/ Raymond F. Farley                       /s/ Michael B. Rohlfs
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    RAYMOND F. FARLEY, Director                   MICHAEL B. ROHLFS, Director


      /s/ Donald P. Jacobs                          /s/ Stuart L. Scott
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    DONALD P. JACOBS, Director                     STUART L. SCOTT, Director


       /s/ Glenn R. Morgan                           /s/ Andrew A. Zahr
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         GLENN R. MORGAN                                ANDREW A. ZAHR
      Executive Vice President,                    Vice President, Controller
       Chief Financial Officer                   (Principal Accounting Officer)
   (Principal Financial Officer)